Franklin Resources, Inc. Executive Compensation Clawback Policy Adopted October 18, 2023 I. Purpose The Board of Directors (the “Board”) of Franklin Resources, Inc. (the “Corporation”) has adopted this executive compensation clawback policy (this “Policy”) that provides for the recoupment of incentive-based compensation in the event of an accounting restatement. This Policy is intended to comply with Section 10D of the Securities Exchange Act of 1934 (as amended, the “Act”), the rules promulgated thereunder by the Securities and Exchange Commission (the “SEC”), and the listing standards of the New York Stock Exchange (collectively, the “Applicable Rules”), and will be interpreted consistent therewith. II. Applicability and Effective Date This Policy is effective October 1, 2023, or such later date as may be required by the Applicable Rules (the “Effective Date”), and is applicable to all Incentive-Based Compensation (as defined below) received by Covered Officers (as defined below) after the Effective Date. This Policy will be administered by the Board or, if so designated by the Board, the Compensation Committee of the Board (the “Committee”), in which case references to the Board will be deemed to be references to the Committee. Any determination made by the Board under this Policy will be final and binding on all affected individuals. III. Clawback A. Clawback Trigger and Repayment/Forfeiture Requirement In the event the Corporation is required to prepare an Accounting Restatement (as defined below), any Covered Officer who received Excess Compensation (as defined below) during the Look-Back Period (as defined below) shall be required to repay or forfeit to the Corporation such Excess Compensation reasonably promptly. For purposes of this Policy: Incentive-Based Compensation and Excess Compensation are deemed “received” during the fiscal year during which the applicable Financial Reporting Measure upon which the grant or payment is based in whole or in part, is achieved, even if the grant or payment occurs after the end of such period. Compensation received by a Covered Officer from any direct or indirect subsidiary of the Corporation shall, for purposes of this Policy only, be deemed to have been paid by the Corporation and will be subject to this Policy on the same basis as if it had actually been paid by the Corporation. B. No-Fault Application; No Indemnification Recovery of Excess Compensation under this Policy is on a “no fault” basis, meaning that it will occur regardless of whether the Covered Officer engaged in misconduct or was otherwise directly or indirectly responsible, in whole or in part, for the Accounting Restatement. No Covered Officer may be indemnified by the Corporation, or any of its affiliates, from losses arising from the application of this Policy, and the Corporation shall not enter into any agreement that exempts any Incentive-Based Compensation from the application of this Policy or that waives the Corporation’s right to recovery of any Excess Compensation and this Policy shall supersede any such agreement (whether entered into before, on or after the Effective Date).

- 2 - C. Conditions for Non-Recovery The Committee may determine that repayment of Excess Compensation (or a portion thereof) is not required under this Policy only where it determines that recovery would be impracticable in one of the following circumstances: (i) the direct expense that would be payable to a third party to assist in enforcing this Policy would exceed the amount to be recovered, provided the Corporation has (A) made a reasonable attempt to recover such Incentive-Based Compensation, (B) documented such reasonable attempt, and (C) provided such documentation to the New York Stock Exchange; (ii) recovery would violate home country law where the law was adopted prior to November 28, 2022, provided the Corporation has (A) obtained an opinion of home country counsel acceptable to the New York Stock Exchange that recovery would result in such violation and (B) provided such opinion to the New York Stock Exchange; or (iii) recovery would likely cause an otherwise tax-qualified retirement plan, under which benefits are broadly available to employees of the Corporation, to fail to meet the requirements of 26 U.S.C. 401(a)(13) or 26 U.S.C. 411(a) and the regulations thereunder. IV. Definitions For purposes of this Policy, the following definitions will apply: “Accounting Restatement” means an accounting restatement due to the material noncompliance of the Corporation with any financial reporting requirement under securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that corrects an error that is not material to previously issued financial statements but would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. Changes to financial statements that do not constitute an Accounting Restatement include retroactive: (i) application of a change from one generally accepted accounting principle to another generally accepted accounting principle; (ii) revisions to reportable segment information due to a change in internal organization; (iii) reclassification due to a discontinued operation; (iv) application of a change in reporting entity, such as from a reorganization of entities under common control; (v) adjustments to provisional amounts in connection with a prior business combination; and (vi) revisions for stock splits, reverse stock splits, stock dividends, or other changes in capital structure. “Covered Officer” means an individual who is, or was during the Look-Back Period, an executive officer of the Corporation within the meaning of Rule 10D-1(d) under the Act. “Excess Compensation” means any amount of Incentive-Based Compensation received by a Covered Officer during the Look-Back Period and after commencement of service as a Covered Officer that exceeds the amount of Incentive-Based Compensation that otherwise would have been received by the Covered Officer during such period had the achievement of the applicable performance metrics been determined based on the performance set forth in the Accounting Restatement, computed without regard to any taxes paid. For Incentive-Based Compensation based on (or derived from) stock price or total stockholder return, where the amount to be recovered is not subject to mathematical recalculation directly from information in the Accounting Restatement, the amount to be recovered shall be based on a reasonable estimate of the effect of the Accounting Restatement on the stock price or total stockholder return, as applicable, and the Corporation shall retain documentation of the determination of such estimate and provide such documentation to the New York Stock Exchange if so required by the Applicable Rules.

- 3 - “Financial Reporting Measures” means measures that are determined and presented in accordance with the accounting principles used in preparing the Corporation’s financial statements, and all other measures that are derived wholly or in part from such measures. Stock price and total shareholder return (and any measures that are derived wholly or in part from stock price or total shareholder return) shall for purposes of this Policy be considered Financial Reporting Measures. A Financial Reporting Measure need not be presented in the Corporation’s financial statements or included in a filing with the SEC. “Incentive-Based Compensation” means any compensation that is granted, earned or vested based wholly or in part on the achievement of a Financial Reporting Measure. Compensation that does not constitute Incentive-Based Compensation includes, without limitation, (i) equity incentive awards for which the grant is not contingent upon achieving (or determined based on the achievement of) any performance goal(s) based on a Financial Reporting Measure and that vest exclusively upon completion of a specified employment period, without any performance condition, (ii) discretionary bonus awards that are not paid from a bonus pool that is determined based on any Financial Reporting Measure, and (iii) bonus awards that are based on subjective goals or goals unrelated to Financial Reporting Measures and that are not paid from a bonus pool that is determined based on any Financial Reporting Measure. “Look-Back Period” means, with respect to any Accounting Restatement, the three completed fiscal years of the Corporation immediately preceding the Restatement Date and any transition period (that results from a change in the Corporation’s fiscal year) of less than nine months within or immediately following those three completed fiscal years. “Restatement Date” means the earlier to occur of (i) the date the Board, a committee of the Board or the officers of the Corporation authorized to take such action if Board action is not required, concludes, or reasonably should have concluded, that the Corporation is required to prepare an Accounting Restatement, or (ii) the date a court, regulator or other legally authorized body directs the Corporation to prepare an Accounting Restatement. V. Administration The Board shall have discretion to determine the appropriate means of recovery of any amounts due under this Policy, which may include payment from the Covered Officer, recovery over time, the reduction of future pay and/or awards, and/or any other method which the Board determines is advisable to achieve reasonably prompt recovery of such amounts. At the direction of the Board, the Corporation shall take all actions reasonable and appropriate to recover amounts due under this Policy from any applicable Covered Officer, and such individual shall be required to reimburse the Corporation for any and all expenses reasonably incurred (including legal fees) by the Corporation in recovering such Incentive-Based Compensation in accordance with this Policy. This Policy will be enforced and, if applicable, appropriate proxy and other disclosures and exhibit filings will be made in accordance with the Applicable Rules. The Board will have the authority to (i) exercise all of the powers granted to it under this Policy, (ii) construe, interpret, and implement this Policy, (iii) correct any defect, supply any omission and reconcile any inconsistency in this Policy, and (iv) make all determinations necessary or advisable in administering this Policy.

- 4 - VI. Amendment and Termination The Board may amend this Policy from time to time, in its discretion, and shall amend this Policy as it deems necessary, including to reflect changes in applicable law. The Board may terminate this Policy at any time. Any such amendment (or provision thereof) or termination shall not be effective if such amendment or termination would (after taking into account any actions taken by the Corporation contemporaneously with such amendment or termination) cause the Corporation to violate the Applicable Rules. In the event of any conflict or inconsistency between this Policy and any other policies, plans, or other materials of the Corporation (including any agreement between the Corporation and any Covered Officer subject to this Policy), this Policy will govern, and all applicable policies, plans, or other materials of the Corporation setting forth the terms and conditions of any compensation covered by this Policy shall be deemed to include the restrictions imposed herein and incorporate this Policy by reference. Any right of recoupment under this Policy is in addition to, and not in lieu of, any other remedies or rights of recoupment that may be available to the Corporation under applicable law, regulation or rule, or pursuant to the terms of any similar provision or term in any employment agreement, equity award agreement, or similar agreement, or any other clawback or similar policy of the Corporation or in connection with any other legal remedies available to the Corporation. This Policy will be deemed to be automatically updated to incorporate any requirement of law, the SEC, exchange listing standard, rule or regulation applicable to the Corporation. * * *

- 5 - Appendix A Franklin Resources, Inc. Executive Compensation Clawback Policy ACKNOWLEDGMENT The undersigned acknowledges and agrees that the undersigned (i) is, and will be, subject to the Executive Compensation Clawback Policy (the “Policy”) to which this acknowledgement is appended, (ii) will abide by the terms of the Policy, including by returning Excess Compensation, pursuant to whatever method the Board determines is advisable to achieve reasonably prompt recovery of such amounts, as prescribed under the Policy, and (iii) understands that the Policy applies to all Incentive-Based Compensation that is received on or after the Effective Date, regardless of the date on which the award agreement or other document setting forth the terms and conditions of such compensation became effective. Capitalized terms used but not defined have the meanings set forth in the Policy. _____________________________________________________ Print Name _____________________________________________________ Signature Date: ________________